Exhibit 32.2

CERTIFICATION OF CHIEF FIANANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Bar Harbor Bankshares (the “Registrant”) for the year ended December 31, 2022 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Josephine Iannelli, Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 14, 2023	/s/ Josephine Iannelli

Name: Josephine Iannelli
Title: Executive Vice President and Chief Financial Officer